Supplement to the MultiOption Advisor
variable annuity prospectus dated
September 22,  2003.

The following shall replace the
corresponding paragraph found in the sub-section "Guarantee Periods of the
Guaranteed Term Account" on page 34 found in the section entitled "The General
Account and the Guaranteed Term Account":

The guaranteed interest rate on new
amounts allocated or transferred to a
guarantee period option is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed interest rate as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.


The following shall replace the
corresponding paragraph found in the sub-section "Withdrawals" on page 36:

(1)	Minnesota Life reserves the right to
defer payment of amounts withdrawn
from guarantee periods of the
guaranteed term account for up to six
months from the date it receives the
written withdrawal request (if a
withdrawal is deferred for more than
30 days pursuant to this right,
Minnesota Life will pay interest on
the amount deferred at a rate not less
than the minimum guaranteed interest
rate as stated in your contract.)